Creating a Future with Creating a Future with Cleaner Coal Cleaner Coal Investor Presentation September 2011 NASDAQ:ADES Exhibit 99.1

Disclaimer

Please note that this presentation contains forward-looking statements within the meaning of Section 21E of the Securities
Exchange Act of 1934, which provides a "safe harbor" for such statements in certain circumstances.  The forward-looking statements include, but will not necessarily be limited to, statements or expectations regarding the growth in markets for our products and services; amount and timing of revenues, earnings, operating income, cash flows and other financial measures; timelines for our projects; scope, timing and impact of current and anticipated regulations and legislation;
future supply and demand; the number of refined coal facilities to be installed by year end and the amount of refined coal capable of being produced from such facilities; and related matters.  These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management.  Such statements involve significant risks and uncertainties.  Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, our inability to satisfactorily resolve outstanding indemnity obligations relating to the recently settled Norit arbitration; adverse outcomes in future legal proceedings; lack of working capital to timely fulfill our obligations; changes in laws and regulations, government funding, prices, economic conditions and market demand; timing of regulations and any legal challenges to them; impact of competition; availability, cost of and demand for alternative energy sources and other technologies; technical, start-up and operational difficulties; inability to commercialize our technologies on favorable terms; additional risks related to Clean Coal Solutions, LLC including failure of its leased facilities to continue to produce coal which qualifies for IRS Section 45 tax credits, termination of the leases for such facilities, decreases in the production of refined coal by the lessee, seasonality and failure to build or monetize new facilities to meet the Section 45 tax credit placed-in-service date; availability of raw materials and equipment for our businesses; loss of key personnel; and other factors discussed in greater detail in our filings with the Securities and
Exchange Commission (SEC).  You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities.  Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.

Leader in Clean Coal Technology
Investment Overview
Leader in developing and implementing environmental
solutions to reduce mercury and other toxic pollutants
Primary Market  1,100+ coal-fired utility boilers in the U.S.
–
Coal provides 50% of electricity in the U.S.
Mercury Technology capable of 80-90% reduction
–
Refined Coal through JV Clean Coal Solutions
–
Enhanced Coal, licensed for production to Arch Coal (NYSE: ACI)
–
Activated Carbon Injection (“ACI”) Equipment
Acid Gases  Dry Sorbent Injection (“DSI”) systems
Market Drivers New EPA Regulations on Emissions
– Cross-State Air Pollution Control Rule finalized in July creates markets for DSI for SO
2
control as early as
January, 2012.
– Mercury and Air Toxics Standards expected to become final in November 2011 limits emissions of mercury and acid gases from all coal-fired power plants.
Legal Disputes with Activated Carbon producers Calgon and Norit settled
7.7 mm shares outstanding

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ADA’s Emissions Solutions
for the Existing Fleet
Supply emission control technologies based upon minimal capital cost for new equipment
– Doesn’t require 10-20 years of extended plant life to justify large equipment costs
Low CAPEX alternatives trade variable operating expenses for fixed capital costs
– Allows continued operation of the plants to take advantage of additional economic life
– Provides continuous revenues for ADA vs. one time equipment sales
Examples for a 250 MW Plant:
– High CAPEX:  Wet Scrubber $100+ mm
– Low CAPEX
– ACI:  $1 mm
– DSI:  $3 mm
– Refined Coal:  Controls mercury at no cost to utility
– Enhanced Coal:  No capital equipment; $2-$4 mm per year in increased fuel costs to the power producer

-5- ADA’s Low CAPEX Approach to Emissions Control Technology Emission Control Equipment (NO x , SO 2 , Particulate) ACI System for Mercury

Refined Coal Reduces Mercury
Clean Coal Solutions (CCS):  ADA JV with NexGen Refined Coal LLC
–
15% interest in CCS sold to a Goldman Sachs affiliate in May for $60 mm
CyClean – patented technology enhances combustion of PRB coals in cyclone boilers and reduces mercury and NOx emissions
Two systems have been operating at two power plants since June, 2010
–
Received $9 mm in prepaid rent from monetizer (GS)
–
Generated >$20 mm in revenues and $9 mm in operating income to ADA in first full year of operation
–
Expected to generate approximately $7 mm (   $1/ton of RC) in pretax earnings
per year for ADA for the next eight years

Refined Coal Growth Opportunity
In December 2010 Congress extended deadline to install new Refined Coal facilities until the end of 2011.
–
New Air Toxics Rule creating additional demand for Refined Coal.
Currently fabricating 20 additional Refined Coal facilities
Installation and operation scheduled to be completed this year

September 1 Update on
Refined Coal Expansion
st

20 New Refined Coal facilities are planned
–
7 have been installed at power plants with 3 more installations planned in
September
–
4 of the installed units have satisfied “placed-in-service” requirements under temporary operating permits
–
Remaining  10 facilities expected to be installed & operations demonstrated in the Fall
JV has expanded line of credit to $15 mm to finance additional units
Advance payments for pre-paid rent are expected once the facilities are operational
After “placed in service” the process takes approximately 6 months to achieve operational status
–
Application for permanent operating permit filed after demonstration
–
Contracts must be negotiated between monetizer and power generating company
If all planned facilities become fully operational, CCS could be generating >30 mm tons of RC

Mercury Control: License to Arch Coal
Designed to enable Arch’s PRB coals to burn
with lower emissions of mercury and other
metals
$1.00-4.00/ton in benefits to customer
Royalty agreement – payments to ADA of up
to $1.00/ton based on premium of Enhanced
Coal sales
Air Toxics Rule could create a market for
Enhanced PRB Coal through 2015
Full-scale tests proving effectiveness,
planning additional demonstrations

PSEG
We make things work for you.

Xcel Energy®
RESPONSIBLE BY NATURE™

ALLIANT ENERGY.

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Ameren

Luminant

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A New Generation of Energy

ADA
ENVIRONMENTAL SOLUTIONS

ADA Commercial ACI Systems
> 20 GW Sold for Mercury Control

Installed/installing ACI systems on 55
coal-fired boilers
–
Over 35% market share of the 159 boilers
using ACI to control mercury emissions
Plant burns PRB coal or
lignite
Plant burns bituminous

300
250
200
150
100
50
0
State Rules and New Plants
MACT High Estimate
MACT Low Estimate
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Emission Control: Growth Expected in ACI Equipment -11- Expect contracts to begin once the Air Toxics Rule is finalized in November 2011 E

JIB CRANE / HOIST / TROLLY
BIN VENT FILTER
LEVEL TRANSMITTER
LEVEL TRANSMITTERS
24" MANWAY W/ PRESSURE / VACUUM RELIEF
BIN VENT FILTER
OSHA APPROVED LADDER
24" MANWAY W/ PRESSURE / VACUUM RELIEF
FILL LINE
STORAGE SILO A
STORAGE SILO B
FEED / DIVERTER VALVES
COMPRESSED AIR TANK
FEEDER ROOM VENT FAN
COMPRESSOR ROOM VENT FAN

Control of Acid Gases
HCl, SO
2
, SO
3
Cross-State Air Pollution Rule
(CSAPR) creates a market for SO
2
control starting in January 2012
Air Toxics Rule identifies HCI and
SO
2
as surrogates for acid gases
ADA provides dry sorbent injection
(DSI) systems as a low-cost option
to wet scrubbers
Equipment costs $2-3 mm for
average size plants
EPA predicts over 200 systems will
be needed by 2015

CO
2
Capture
Developing solid sorbent capture technology to capture
CO
2
from flue gas in conventional coal-fired boilers
DOE and industry funding:
–
Phase I - $3.8 mm R&D program awarded in Nov. 2008 to
develop technology; successful field tests at 1 KW pilot plant
–
Phase II - $19 mm, 51-month contract awarded October 2010 to scale-up technology to 1 MW; key step toward
commercialization
Advantages over competing technologies:
–
For customer: lower cost and less parasitic energy
–
For ADA: continuous revenues from sale of proprietary chemical sorbents

Summary of Recent Financial Results
Six Months ended
06/30/11
Six Months ended
06/30/10
Year Ended
12/31/10
Total Revenues $15.5 mm $5.8 mm $22.3 mm
Gross Margin 80% 23% 61%
Operating Loss ($404,000) ($10.3) mm ($21.0) mm
Net Loss
(per share)
($29.8) mm
($3.91)
($6.5) mm
($0.89)
($15.5) mm
($2.09)

Balance Sheet Highlights
As of 6/30/11
(1)
As of 12/31/10
Cash & Cash Equivalents $41.0 mm $9.7 mm
Working Capital (Deficit) ($588,000) $10.1 mm
Shareholders’ Equity  $2.8 mm $13.4 mm
Shares Outstanding 7.6 mm 7.5 mm
(1)  As a result of the Interim Award to Norit, ADA reclassified $32.6 mm from long-term to current liabilities.  Amounts shown are prior to the recent settlement and payment to Norit of $33 million.

Catalysts for Company
Past 6 Months
–
March:  Began fabrication of new Refined Coal facilities
–
May:  EPA publishes draft of Mercury and Air Toxics Standard
–
May:  GS pays $60 mm for 15% interest in Clean Coal Solutions
–
July:  EPA finalizes Cross-States Air Pollution Rule
–
August:  Settlement of Norit Arbitration
Next 6 Months
–
20 Refined Coal facilities expected to be installed by year end
• Capable of producing >30 mm tons of RC per year for 10 years
–
November:  EPA scheduled to finalize Mercury and Air Toxics
Standard
• Contracts for ACI
• Contracts for DSI
• Create market for Enhanced Coal

Other Data
As of 09/01/11:
–
Market cap: $116 mm
–
7.7 mm shares outstanding
–
50%+ held by institutions
–
~11% held by insiders and employees
–
Analyst coverage: Johnson Rice, Lazard Capital Markets,
Pritchard Capital Partners, Wedbush Securities
Investor Contact:

ADA-ES, Inc. Investor Relations Counsel
Michael D. Durham, Ph.D., MBA, President & CEO The Equity Group, Inc.
Mark H. McKinnies, CFO Melissa Dixon
(303) 734-1727 (212) 836-9613
www.adaes.com Mdixon@equityny.com

ADA

ENVIRONMENTAL SOLUTIONS

ADA
ENVIRONMENTAL SOLUTIONS

A Leader in Clean Coal Technology © Copyright 2011 ADA-ES, Inc. All rights reserved. NASDAQ:ADES